UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2023

EQUIFAX INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-06605	58-0401110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Peachtree Street, N.W. Atlanta, Georgia	30309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 885-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.25 par value per share	EFX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 4, 2023, Equifax Inc., a Georgia corporation (the “Company”), held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 116,752,554 shares were represented in person or by valid proxy at the Annual Meeting and the Company’s shareholders took the following actions:

1. Election of Directors. Shareholders elected ten directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified. The vote totals for each of these individuals is set forth below:

Director	Shares For	Shares Against	Shares Abstained
Mark W. Begor	112,123,818	230,186	66,381
Mark L. Feidler	106,959,227	5,289,247	171,911
Karen L. Fichuk	112,172,657	157,399	90,329
G. Thomas Hough	111,223,734	1,123,773	72,878
Robert D. Marcus	99,436,483	12,913,028	70,874
Scott A. McGregor	111,534,723	700,807	184,855
John A. McKinley	109,590,168	2,646,924	183,293
Melissa D. Smith	110,144,186	2,198,291	77,908
Audrey Boone Tillman	111,321,130	1,026,612	72,643
Heather H. Wilson	111,643,957	573,790	202,638

There were 4,332,169 broker non-votes with respect to each director nominee listed above.

2. Advisory Vote to Approve Named Executive Officer Compensation. Shareholders did not approve, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers. The vote totals were 47,761,362 shares for, 63,985,335 shares against, 673,688 share abstentions and 4,332,169 broker non-votes.

3. Advisory Vote on Frequency of Future Say-on-Pay Votes. Shareholders approved, on a non-binding, advisory basis, annual frequency for future votes to approve named executive officer compensation. The vote totals were 111,157,921 shares for one-year (i.e. annual) frequency, 40,601 shares for two-year frequency, 1,121,600 shares for three-year frequency and 100,263 share abstentions. The Company will conduct an annual advisory vote on executive compensation until the next required vote on the frequency of such votes.

4. Ratification of Appointment of Independent Registered Public Accounting Firm. Shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2023. The vote totals were 112,850,999 shares for, 3,861,875 shares against and 39,680 share abstentions.

5. Approval of the 2023 Omnibus Incentive Plan. Shareholders approved the 2023 Omnibus Incentive Plan. The vote totals were 108,520,843 shares for, 3,711,907 shares against, 187,635 share abstentions and 4,332,169 broker non-votes.

6. Shareholder Proposal Regarding a Racial Equity Audit. A shareholder proposal regarding a racial equity audit was not approved. The vote totals were 33,544,714 shares for, 75,239,491 shares against, 3,636,180 share abstentions and 4,332,169 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC.

By:	/s/ John J. Kelley III
Name:	John J. Kelley III
Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary

Date:	May 8, 2023